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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the registration statement on From S-8 of iTurf Inc. (Registration No. 333-91837) of our report dated January 7, 2000 with respect to the financial statements of theSpark.com, Inc. which are contained in this Form 8-K/A of iTurf Inc.




BDO Seidman, LLP
Boston, Massachusetts
March 13, 2000